UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22995

TrimTabs ETF Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
2nd fl
New York, NY 10105
(Address of principal executive offices) (Zip code)

Jeff Lazar
1345 Avenue of the Americas
2nd fl
New York, NY 10105
(Name and address of agent for service)

1-212-217-2470
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: August 1, 2018 through July 31, 2019

Item 1. Reports to Stockholders.

TrimTabs ETF Trust
TrimTabs All Cap U.S. Free-Cash-Flow ETF
TrimTabs All Cap International Free-Cash-Flow ETF

Annual Report
July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

TrimTabs ETF Trust

TABLE OF CONTENTS

Shareholder Letter for TrimTabs All Cap U.S. Free-Cash-Flow ETF	1

Performance Summary for TrimTabs All Cap U.S. Free-Cash-Flow ETF	3

Managers’ Discussion of Fund Performance for
TrimTabs All Cap U.S. Free-Cash-Flow ETF	4

Shareholder Letter for TrimTabs All Cap International Free-Cash-Flow ETF	5

Performance Summary for TrimTabs All Cap International Free-Cash-Flow ETF	8

Managers’ Discussion of Fund Performance for
TrimTabs All Cap International Free-Cash-Flow ETF	9

Shareholder Expense Examples	10

Portfolio Holdings Allocation	12

Schedules of Investments	13

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	37

Additional Information	38

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SHAREHOLDER LETTER
July 31, 2019 (Unaudited)

Dear Shareholder,

We are pleased to provide you with the Annual Report of the TrimTabs All Cap U.S. Free-Cash-Flow ETF (“Fund”), dated July 31, 2019. This report refers to the twelve-month period from July 31, 2018 to July 31, 2019.

For the twelve-month reporting period, the Fund returned 4.16% measured in market price and 3.89% measured in net asset value (“NAV”).  By comparison, the broad-based benchmark for the Fund, the Russell 3000 Total Return Index (“Russell Index”), returned 7.05% for the period from July 31, 2018 through July 31, 2019.

Since the beginning of the calendar year through the end of the reporting period the Fund returned 19.97% at market price and 19.41% at NAV.  In comparison, the Russell Index returned 20.48%.

From the inception date of the Fund, September 27, 2016 to the end of the reporting period, the Fund returned an annualized 16.04% at market and 15.93% at NAV. The Russell Index during this period returned an annualized 13.89%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free) 800-617-0004.

Throughout the reporting period, the US and global stock markets have had to deal with the challenging environment of a major trade dispute between the US and, primarily, China but also intermittently with Mexico, Canada and Europe.  Historically, while the importer pays the full tariff to the taxing country, in practice the total of a tariff is divided between the exporter, the importer, any middle parties and, finally, the consumer – all depending on their relative strengths in the transaction.  This alone creates confusion for investors.  An important additional element is that all of these actors are assessing their positions and making changes along the way.

Considering that the global Gross Domestic Product approximates $80 trillion, the current China/US centric dispute is still relatively small.  But the uncertainty, as indicated above, is still clearly present.

While the trade issue has been an extremely important one, US monetary policy has also been a key focus for investors over the reporting period.  In particular, both stock and bond markets have been very sensitive to the notion that the Federal Reserve either should keep to the course of gradually raising interest rates or, alternatively, actually reverse course and cut rates to recognize signs of a slowing economy, which perhaps is exacerbated by the tariff conflict.  On the last date of the reporting period, July 31, 2019, the Fed did move to lower rates for the first time in ten years.

The signs of waning economic strength both in developed and developing economies are almost all focused on manufacturing and related industries.  Companies are reporting that, because of trade

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SHAREHOLDER LETTER
July 31, 2019 (Unaudited)

frictions, orders and inventorying have experienced anywhere from minor to major impacts.  In contrast, the consumers across the globe continue to spend at a fairly rapid pace, but not just on goods but also services and “experiences.”  As a result, it probably is not a surprise that surveys of business executives are almost uniformly more cautious than surveys of consumers.  Employment and wage gains have been steady and consumer finances are in good shape.  It is likely that economists and analysts see relatively more data from the goods side of the economy, but that continues to be a smaller and smaller part of economic activity compared to services and experiences which are yet to be measured as accurately.  However, as contrasted to the US, many foreign economies have a larger portion of their economic activity still accounted for by the production and sale of goods.  As a result, growth abroad is at a lower level than in the US.

Our focus in the Fund is to find high quality companies which we believe will lead to long term investment success.  The challenge is in finding those types of companies.  Our long experience is that by seeking companies with strong free cash flow, good balance sheets and a reduced number of outstanding common shares we improve the odds that we have discovered just such a company.

Our team looks forward to helping serve your investment goals and we appreciate your trust.

Ted Theodore, CFA
Janet Flanders Johnston, CFA
Portfolio Managers

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of TrimTabs Asset Management, LLC.  The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 25,000 shares. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small and mid-cap securities which involve limited liquidity and greater volatility than large-cap securities.

The Russell 3000® Total Return Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Index measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the Index.

Free Cash Flow (FCF) represents the cash that a company is able to generate after accounting for capital expenditures.

The TrimTabs All Cap U.S. Free-Cash-Flow ETF is distributed by Quasar Distributors, LLC.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

PERFORMANCE SUMMARY
July 31, 2019 (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns (as of July 31, 2019)	One Year	Since Inception
TrimTabs All Cap U.S. Free-Cash-Flow ETF – NAV	3.89%	15.93%
TrimTabs All Cap U.S. Free-Cash-Flow ETF – Market	4.16%	16.04%
Russell 3000® Total Return Index	7.05%	13.89%

This chart assumes an initial gross investment of $10,000 made on September 27, 2016 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 30, 2018 is 0.59%. For performance information current to the most recent month-end, please call 1-800-617-0004.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

MANAGERS’ DISCUSSION OF FUND PERFORMANCE
July 31, 2019 (Unaudited)

For the twelve month period from July 31, 2018 to July 31, 2019, the Fund returned 4.16% measured in market price and 3.89% measured in net asset value (“NAV”).  By comparison, the broad-based benchmark for the Fund, the Russell 3000 Index (“Russell Index”), returned 7.05%.

While generally showing higher stock prices for most companies during the twelve month period, there was a distinct rise in volatility within those twelve months.  A popular broad measure of stock prices is the S&P 500 Index.  On a price basis, it was up about 5.8% for the twelve months.  However, from July 31, 2018 to December 31, 2018, that index was down almost 14%.  And then, in the months of 2019 through the end of July “the market” rallied sharply leading to the modest 12 month gain.

The chief characteristic of the stock market selloff in the second part of 2018 was a general investor fear that the US economy was headed to a recession.  This can be seen in the performance of the major sectors of the market.  Both in the second part of 2018 and for the reporting year, three sectors outperformed the general market: utilities, consumer staples and telecom services.  These three sectors typically are less exposed to the economic cycle.  In contrast both the industrial sector and energy sector, where the Fund is under-weighted underperformed the market both in the second part of 2018 and for the 12 months under review.  These two sectors are, in contrast, very sensitive to overall economic conditions.

During the period under review, the Fund tended to have more exposure to the economic cycle, primarily in technology and consumer discretionary stocks, than the Russell Index, which contributed to its underperformance relative to the Russell Index.

Another factor contributing towards the Fund’s underperformance relative to the Russell Index for the period under review is that there was a bias toward larger capitalization issues.  This can be illustrated by measuring the performance of the S&P 500 Index on its normal capitalization-weighted basis against its performance on an equal-weighted basis.  Both for the twelve months under review and the second part of 2018, the equal-weighted version of the index underperformed the capitalization-weighted version.  Because the capitalization-weighted version is heavily biased toward larger capitalization stocks, it often is the case that during market stress, smaller stocks underperform larger ones as investors seek what they believe is the relative safety of larger stocks. The relevance to the Fund is that the Fund’s holdings are initiated at an equal weight basis, whereas the Russell Index weights its constituents based on market capitalization, which contributed to the Fund’s underperformance relative to the Russell Index during the reporting period.

The views and opinions expressed in this discussion are those of TrimTabs Asset Management, LLC. The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
July 31, 2019 (Unaudited)

Dear Shareholder,

We are pleased to provide you with the Annual Report of the TrimTabs All Cap International Free-Cash-Flow ETF (“Fund”), dated July 31, 2019. This report refers to the twelve-month period from July 31, 2018 to July 31, 2019.

For the twelve-month reporting period, the Fund returned -3.62% measured in market price and -2.47% measured in net asset value (“NAV”).  By comparison, the broad-based benchmark for the Fund, the S&P Developed Ex-US BMI Index (“Index”), returned -3.60% for the period from July 31, 2018 through July 31, 2019.

Since the beginning of the calendar year through the end of the reporting period the Fund returned 16.58% at market price and 17.09% at NAV.  In comparison, the Index returned 12.11%.

From the inception date of the Fund, June 27, 2017, to the end of the reporting period, the Fund returned an annualized 2.25% at market and 2.52% at NAV. The Index during this period returned an annualized 2.56%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (toll free) 800-617-0004.

Throughout the reporting period, the international stock markets have had to deal with the challenging environment of a major trade dispute between the US and, primarily, China but also intermittently with Mexico, Canada and Europe.  Historically, while the importer pays the full tariff to the taxing country, in practice the total of a tariff is divided between the exporter, the importer, any middle parties and, finally, the consumer – all depending on their relative strengths in the transaction.  This alone creates confusion for investors.  An important additional element is that all of these actors are assessing their positions and making changes along the way, for example, by moving production to new locations.

International trade is a noticeably larger portion of economic activity outside the US than within.  And considering that the global Gross Domestic Product approximates $80 trillion, the current China/US centric dispute is still relatively small.  But the uncertainty, as indicated above, is still clearly present.

Central banks in developed countries have been very active across the board in trying to protect their bond markets from any hint of credit distress.  The world still has almost unbelievable amounts of toxic debt created in the run-up to the Great Recession of 2007-9 that is only slowly running off.  Obviously, to the extent their economies get too close to a recessionary phase, the more risks there are of a major credit event.  Recently, central bank leaders have voiced the idea that monetary policy alone cannot keep every negative potential at bay.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
July 31, 2019 (Unaudited) (Continued)

The signs of waning economic strength both in developed and developing economies are almost all focused on manufacturing and related industries.  Companies are reporting that, because of trade frictions, orders and inventorying have experienced anywhere from minor to major impacts.  In contrast, the consumers across the globe continue to spend at a fairly rapid pace, but not just on goods but also services and “experiences.”  As a result, it probably is not a surprise that surveys of business executives are almost uniformly more cautious than surveys of consumers.  Employment and wage gains have been steady and consumer finances are in good shape.  It is likely that economists and analysts see relatively more data from the goods side of the economy, but that continues to be a smaller and smaller part of economic activity compared to services and experiences which are yet to be measured as accurately.  However, as contrasted to the US, many foreign economies have a larger portion of their economic activity still accounted for by the production and sale of goods.  As a result, growth abroad is at a lower level than in the US.

Our focus in the Fund is to find high quality companies which we believe will lead to long term investment success.  The challenge is in finding those types of companies.  Our long experience is that by seeking companies with strong free cash flow, good balance sheets and a reduced number of outstanding common shares we improve the odds that we have discovered just such a company.

Our team looks forward to helping serve your investment goals and we appreciate your trust.

Ted Theodore, CFA
Janet Flanders Johnston, CFA
Portfolio Managers

Must be preceded or accompanied by a current Fund prospectus.

The views and opinions expressed in this discussion are those of TrimTabs Asset Management, LLC.  The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 25,000 shares. Brokerage commissions will reduce returns. Investments in the Fund include risks associated with small and mid-cap securities which involve limited liquidity and greater volatility than large-cap securities. Returns on investments in foreign securities could be more volatile than investments in securities of domestic issuers.

TrimTabs All Cap International Free-Cash-Flow ETF

SHAREHOLDER LETTER
July 31, 2019 (Unaudited) (Continued)

The S&P Developed ex-U.S. BMI Index (“S&P Index”) is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in developed countries outside the U.S. The S&P Index is float adjusted, meaning that only those shares publicly available to investors are included in the S&P Index calculation. It is not possible to invest directly into an index.

Free Cash Flow (FCF) represents the cash that a company is able to generate after accounting for capital expenditures.

The TrimTabs All Cap U.S. Free-Cash-Flow ETF is distributed by Quasar Distributors, LLC

TrimTabs All Cap International Free-Cash-Flow ETF

PERFORMANCE SUMMARY
July 31, 2019 (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns (as of July 31, 2019)	One Year	Since Inception
TrimTabs All Cap International
Free-Cash-Flow ETF – NAV	-2.47%	2.52%
TrimTabs All Cap International
Free-Cash-Flow ETF – Market	-3.62%	2.25%
S&P Developed ex-U.S. BMI Index	-3.60%	2.56%

This chart assumes an initial gross investment of $10,000 made on June 27, 2017 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.The total operating expense ratio as stated in the fee table to the Fund’s prospectus dated November 30, 2018 is 0.59%. For performance information current to the most recent month-end, please call 1-800-617-0004.

TrimTabs All Cap International Free-Cash-Flow ETF

MANAGERS’ DISCUSSION OF FUND PERFORMANCE
July 31, 2019 (Unaudited)

For the twelve-month period from July 31, 2018 to July 31, 2019, the Fund returned -3.62% measured in market price and -2.47% measured in net asset value (“NAV”).  By comparison, the broad-based benchmark for the Fund, the S&P Developed EX-US BMI Index (“S&P Index”), returned -3.60%.

Beginning around the spring of 2018, the global investment and economic environment increasingly became sensitive to the development of a major trade dispute between the US and, primarily, China but also intermittently with Mexico, Canada and Europe.

As the trade conflict progressed, we endeavored in the Fund to respond in meaningful ways.  Companies in the universe for the Fund, while based outside the US, typically are global in their revenue sources.  But this varies substantially between companies.  Among the measures we implemented were to seek companies which might have a higher portion of revenues generated in the US where growth has been stronger than in the rest of the world.

Another focus, ironically, was to target the Chinese consumer.  While that country is engaged with the US in the trade dispute, their economy continues to provide major opportunities to global companies which can meet a strong degree of consumer spending.  Even as overall growth in China has slowed somewhat, it is still very large in absolute terms compared to many other countries. A number of the companies in the Fund are enjoying double-digit growth in China and, as a result, creating the largest growing segment of their revenues.

While the Fund is designed to be roughly equally weighted among its holdings, the S&P Index is weighted by capitalization.  Because of the negative trade uncertainties that are ongoing, investors typically have favored larger capitalization stocks.  So that was a headwind for the Fund.  But these transitions we mentioned were important enough to give us a slight edge in performance measured in NAV relative to the S&P Index during the twelve-month reporting period.

The views and opinions expressed in this discussion are those of TrimTabs Asset Management, LLC. The views and opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

TrimTabs ETF Trust

SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended July 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TrimTabs ETF Trust
SHAREHOLDER EXPENSE EXAMPLES
For the Six-Months Ended July 31, 2019 (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/19 –
	2/1/19	7/31/19	7/31/19(a)
TrimTabs All Cap U.S.
Free-Cash-Flow ETF
Actual	$1,000.00	$1,112.10	$3.09
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.87	$2.96

(a)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	2/1/19 –
	2/1/19	7/31/19	7/31/19(a)
TrimTabs All Cap International
Free-Cash-Flow ETF
Actual	$1,000.00	$1,090.70	$3.06
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.87	$2.96

(a)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period.

TrimTabs ETF Trust

PORTFOLIO HOLDINGS ALLOCATION (as a % of net assets)
July 31, 2019 (Unaudited)

TrimTabs All Cap U.S. Free-Cash-Flow ETF
Communication Services	7.3%
Consumer Discretionary	20.2%
Consumer Staples	8.7%
Energy	1.9%
Financials	15.9%
Health Care	12.7%
Industrials	6.2%
Information Technology	21.2%
Materials	0.8%
Real Estate	1.7%
Utilities	1.6%
Short-Term Investments	1.8%
Liabilities in Excess of Other Assets	0.0	%(a)
Total Net Assets	100.0%

TrimTabs All Cap International Free-Cash-Flow ETF
Australia	5.8%
Canada	11.6%
China	2.2%
Denmark	2.3%
Finland	1.1%
France	10.0%
Germany	4.3%
Hong Kong	1.1%
Israel	2.5%
Italy	2.6%
Japan	21.2%
Netherlands	3.8%
Norway	1.6%
Republic of Korea	3.7%
Singapore	1.1%
Spain	2.0%
Sweden	0.6%
Switzerland	9.4%
United Kingdom	12.7%
Short-Term Investments	0.2%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

(a)	Less than 0.05%.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019

	Shares	Value

COMMON STOCKS – 98.2%

Communication Services – 7.3%
Facebook, Inc. – Class A (a)	6,404	$1,243,849
Match Group, Inc. – Class A	23,200	1,746,728
Take-Two Interactive Software, Inc. (a)	11,330	1,388,151
The Walt Disney Co.	8,929	1,276,936
Twitter, Inc. (a)	32,312	1,367,121
Verizon Communications, Inc.	19,670	1,087,161
World Wrestling Entertainment, Inc. – Class A	13,497	982,312
		9,092,258

Consumer Discretionary – 20.2%
Aaron’s, Inc.	21,112	1,331,112
Amazon.com, Inc. (a)	630	1,176,071
Booking Holdings, Inc. (a)	607	1,145,172
Darden Restaurants, Inc.	10,025	1,218,639
Deckers Outdoor Corp. (a)	10,456	1,634,064
Domino’s Pizza, Inc.	4,752	1,162,007
DR Horton, Inc.	27,520	1,263,994
Gentex Corp.	48,616	1,333,051
Hilton Worldwide Holdings, Inc.	13,225	1,276,874
Lululemon Athletica, Inc. (a)	7,670	1,465,660
NIKE, Inc. – Class A	15,302	1,316,431
PulteGroup, Inc.	36,744	1,157,803
Starbucks Corp.	16,139	1,528,202
Steven Madden Ltd.	35,055	1,209,748
The Home Depot, Inc.	6,363	1,359,709
The TJX Companies, Inc.	22,598	1,232,947
Tractor Supply Co.	12,064	1,312,684
Ulta Beauty, Inc. (a)	4,670	1,630,997
Yum China Holdings, Inc.	28,374	1,291,017
		25,046,182

Consumer Staples – 8.7%
Colgate-Palmolive Co.	16,314	1,170,366
Costco Wholesale Corp.	5,828	1,606,372
Monster Beverage Corp. (a)	19,175	1,236,212
Sysco Corp.	16,664	1,142,650
The Boston Beer Co., Inc. – Class A (a)	3,836	1,504,940

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 98.2% (Continued)

Consumer Staples – 8.7% (Continued)
The Clorox Co.	8,517	$1,384,864
The Estee Lauder Companies, Inc. – Class A	7,803	1,437,235
Walmart, Inc.	11,369	1,254,910
		10,737,549

Energy – 1.9%
Chevron Corp.	9,542	1,174,716
ConocoPhillips	20,754	1,226,146
		2,400,862

Financials – 15.9%
Aon PLC	6,747	1,276,870
Arch Capital Group Ltd. (a)	33,790	1,307,335
Assured Guaranty Ltd.	29,775	1,300,870
Evercore, Inc. – Class A	12,353	1,066,929
First Citizens BancShares, Inc. – Class A	2,511	1,172,687
JPMorgan Chase & Co.	9,797	1,136,452
KeyCorp	66,425	1,220,227
LPL Financial Holdings, Inc.	16,702	1,400,797
MarketAxess Holdings, Inc.	4,096	1,380,516
MGIC Investment Corp. (a)	98,145	1,261,163
Moody’s Corp.	7,408	1,587,831
Morningstar, Inc.	10,463	1,590,167
MSCI, Inc.	7,138	1,622,039
TD Ameritrade Holding Corp.	20,400	1,042,440
The Progressive Corp.	16,693	1,351,799
		19,718,122

Health Care – 12.7%
Abbott Laboratories	14,881	1,296,135
AbbVie, Inc.	10,184	678,458
Align Technology, Inc. (a)	3,769	788,023
Biogen, Inc. (a)	3,507	834,035
Chemed Corp.	4,281	1,735,475
Elanco Animal Health, Inc. (a)	36,239	1,194,437
Eli Lilly & Co.	9,399	1,024,021
IDEXX Laboratories, Inc. (a)	4,866	1,372,455
Illumina, Inc. (a)	5,020	1,502,888

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 98.2% (Continued)

Health Care – 12.7% (Continued)
Johnson & Johnson	7,842	$1,021,185
Medtronic PLC	13,181	1,343,671
Merck & Co., Inc.	14,326	1,188,915
Zoetis, Inc.	15,480	1,778,497
		15,758,195

Industrials – 6.2%
CSX Corp.	15,327	1,079,021
Emerson Electric Co.	16,720	1,084,793
Expeditors International of Washington, Inc.	15,989	1,220,760
Insperity, Inc.	10,103	1,074,454
Norfolk Southern Corp.	5,942	1,135,635
Rockwell Automation, Inc.	5,546	891,686
Southwest Airlines Co.	22,854	1,177,667
		7,664,016

Information Technology – 21.2%
Accenture PLC – Class A	7,428	1,430,484
ANSYS, Inc. (a)	6,782	1,377,560
Apple, Inc.	7,028	1,497,245
Aspen Technology, Inc. (a)	12,871	1,697,299
Broadridge Financial Solutions, Inc.	12,708	1,615,441
Cadence Design Systems, Inc. (a)	20,373	1,505,768
Cisco Systems, Inc.	21,426	1,187,000
FLIR Systems, Inc.	23,897	1,186,725
Fortinet, Inc. (a)	14,408	1,157,106
Global Payments, Inc.	8,317	1,396,591
HP, Inc.	53,499	1,125,619
Jack Henry & Associates, Inc.	9,402	1,313,459
Leidos Holdings, Inc.	17,225	1,414,173
Maxim Integrated Products, Inc.	19,971	1,182,083
Microsoft Corp.	12,047	1,641,645
NVIDIA Corp.	5,812	980,601
Texas Instruments, Inc.	10,864	1,358,109
VeriSign, Inc. (a)	7,724	1,630,459
Visa, Inc. – Class A	9,397	1,672,666
		26,370,033

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 98.2% (Continued)

Materials – 0.8%
Louisiana-Pacific Corp.	39,117	$1,022,518

Real Estate – 1.7%
Public Storage (b)	5,101	1,238,319
Rayonier, Inc. (b)	30,801	894,461
		2,132,780

Utilities – 1.6%
Dominion Energy, Inc.	14,105	1,047,860
NRG Energy, Inc.	26,247	896,073
		1,943,933
TOTAL COMMON STOCKS
(Cost $109,545,546)		121,886,448

SHORT-TERM INVESTMENTS – 1.8%

Money Market Funds – 1.8%
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 2.190% (c)	2,225,819	2,225,819
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,225,819)		2,225,819

Total Investments (Cost $111,771,365) – 100.0%		124,112,267
Liabilities in Excess of Other Assets – 0.0% (d)		(55,945)
TOTAL NET ASSETS – 100.0%		$124,056,322

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Real Estate Investment Trust.
(c)	Rate disclosed is the seven day yield as of July 31, 2019.
(d)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refers to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019

	Shares	Value

COMMON STOCKS – 96.7%

Communication Services – 4.1%
Nintendo Co. Ltd.	334	$123,113
REA Group Ltd.	2,115	142,016
Tencent Holdings Ltd.	2,928	137,720
Ubisoft Entertainment SA (a)	1,201	99,394
		502,243

Consumer Discretionary – 12.7%
adidas AG	570	182,704
Alibaba Group Holding Ltd. – ADR (a)	728	126,024
Fast Retailing Co. Ltd.	270	162,685
InterContinental Hotels Group PLC	2,093	145,566
Kering SA	260	135,132
Lululemon Athletica, Inc. (a)	907	173,319
Oriental Land Co. Ltd.	1,300	172,552
Puma SE	2,710	189,748
Toyota Motor Corp.	2,244	144,883
Yum China Holdings, Inc.	3,166	144,053
		1,576,666

Consumer Staples – 11.7%
Alimentation Couche-Tard, Inc. – Class A	2,216	135,834
Asahi Group Holdings Ltd.	2,985	129,920
Coca-Cola European Partners PLC	2,401	132,727
Diageo PLC	3,238	135,596
Ebro Foods SA	6,544	131,990
Kao Corp.	1,676	122,923
Nestle SA	1,676	178,124
Remy Cointreau SA	1,087	161,123
Shiseido Co. Ltd.	2,190	161,970
Strauss Group Ltd.	5,013	151,898
		1,442,105

Energy – 4.9%
Neste Oyj	4,239	140,731
Royal Dutch Shell PLC – ADR – Class A	2,005	127,257
SBM Offshore NV	7,432	147,679
Suncor Energy, Inc.	3,926	112,676

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 96.7% (Continued)

Energy – 4.9% (Continued)
TGS NOPEC Geophysical Co. ASA	3,334	$80,971
		609,314

Financials – 10.8%
Bank of Montreal	1,725	129,047
BNP Paribas SA	2,620	122,337
DNB ASA	6,749	120,970
Hiscox Ltd.	5,451	112,692
National Bank of Canada	2,803	135,669
Partners Group Holding AG	220	175,682
Tokio Marine Holdings, Inc.	2,723	145,098
Tryg A/S	4,725	144,430
UBS Group AG	10,373	115,866
United Overseas Bank Ltd.	6,785	130,357
		1,332,148

Health Care – 10.3%
Cochlear Ltd.	939	141,494
CSL Ltd.	1,030	161,736
ICON PLC (a)	1,064	166,165
Indivior PLC (a)	30,520	20,339
Ipsen SA	934	107,220
Novartis AG	1,277	117,434
Novo Nordisk A/S – Class A	2,966	142,457
Roche Holding AG	490	131,375
Shionogi & Co. Ltd.	2,010	111,909
Sonova Holding AG	726	167,530
		1,267,659

Industrials – 15.7%
Air Canada (a)	4,700	161,712
Ashtead Group PLC	4,902	135,501
CAE, Inc.	6,053	163,226
Canadian Pacific Railway Ltd.	643	153,413
Concentric AB	6,490	79,939
Daikin Industries Ltd.	1,116	139,359
FANUC Corp.	670	120,279
Intertek Group PLC	2,020	140,218

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 96.7% (Continued)

Industrials – 15.7% (Continued)
Kajima Corp.	7,125	$92,214
Legrand SA	1,995	141,033
Nidec Corp.	1,106	149,598
Recruit Holdings Co. Ltd.	4,219	144,188
Safran SA	1,015	145,901
Wolters Kluwer NV	2,396	173,890
		1,940,471

Information Technology – 13.9%
Amadeus IT Group SA	1,496	118,178
ASML Holding NV	633	142,109
Atlassian Corp. PLC – Class A (a)	1,176	164,781
CGI, Inc. – Class A (a)	2,261	174,020
Dassault Systemes SE	1,102	168,348
Halma PLC	6,031	145,953
Nice Ltd. – ADR (a)	1,033	157,760
Reply SpA	2,436	163,552
Samsung Electronics Co. Ltd. (b)	101	97,566
Tokyo Electron Ltd.	631	108,434
Wirecard AG	975	163,626
Yaskawa Electric Corp.	3,356	112,597
		1,716,924

Materials – 6.4%
Air Liquide SA	1,112	153,874
Givaudan SA	52	138,346
Iluka Resources Ltd.	19,095	125,619
Rio Tinto PLC	2,470	141,117
Sika AG	985	142,617
West Fraser Timber Co. Ltd.	2,340	91,469
		793,042

Real Estate – 5.0%
Goodman Group (c)	14,144	143,248
Japan Excellent, Inc. (c)	105	156,356
Japan Hotel REIT Investment Corp. (c)	211	176,108
Japan Logistics Fund, Inc. (c)	61	146,515
		622,227

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

SCHEDULE OF INVESTMENTS
July 31, 2019 (Continued)

	Shares	Value

COMMON STOCKS – 96.7% (Continued)

Utilities – 1.2%
Italgas SpA	24,114	$152,638
TOTAL COMMON STOCKS
(Cost $10,997,719)		11,955,437

EXCHANGE TRADED FUNDS – 2.9%
iShares MSCI South Korea ETF	6,520	361,208
TOTAL EXCHANGE TRADED FUNDS
(Cost $449,343)		361,208

SHORT-TERM INVESTMENTS – 0.2%

Money Market Funds – 0.2%
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 2.190% (d)	21,390	21,390
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,390)		21,390

Total Investments (Cost $11,468,452) – 99.8%		12,338,035
Other Assets in Excess of Liabilities – 0.2%		22,984
TOTAL NET ASSETS – 100.0%		$12,361,019

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At July 31, 2019, the value of these securities amounted to $97,566 or 0.79% of net assets.

(c)	Real Estate Investment Trust.
(d)	Rate disclosed is the seven day yield as of July 31, 2019.

For Fund compliance purposes, the Fund’s industry classifications refers to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF ASSETS & LIABILITIES
July 31, 2019

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow	Free-Cash-Flow
	ETF	ETF
ASSETS
Investments in Securities, at Value*	$124,112,267	$12,338,035
Receivable for Investment Securities Sold	2,759,811	—
Interest and Dividends Receivable	76,427	29,272
Total Assets	126,948,505	12,367,307

LIABILITIES
Management Fees Payable	63,763	6,288
Payable for Fund Shares Redeemed	2,828,420	—
Total Liabilities	2,892,183	6,288
NET ASSETS	$124,056,322	$12,361,019

NET ASSETS CONSIST OF:
Paid-in Capital	$117,833,845	$12,169,726
Total Distributable Earnings	6,222,477	191,293
Net Assets	$124,056,322	$12,361,019
* Identified Cost:
Investments in Securities	$111,771,365	$11,468,452

Net Asset Value (unlimited shares authorized):
Net Assets	$124,056,322	$12,361,019
Shares Outstanding (No Par Value)	3,300,000	475,000
Net Asset Value, Offering and
Redemption Price per Share	$37.59	$26.02

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

STATEMENTS OF OPERATIONS
Year Ended July 31, 2019

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow	Free-Cash-Flow
	ETF	ETF
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
of $0 and $32,107, respectively)	$1,750,284	$229,755
Interest	12,945	1,282
Total Investment Income	1,763,229	231,037

Expenses:
Management Fees	725,448	65,818
Total Expenses	725,448	65,818
Net Investment Income	1,037,781	165,219

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on:
Investment Securities	(296,359)	(644,019)
Foreign Currencies	—	(9,919)
Total	(296,359)	(653,938)
Net Change in Unrealized
Appreciation (Depreciation) of:
Investment Securities	1,466,422	299,639
Foreign Currencies	—	(583)
Total	1,466,422	299,056
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	1,170,063	(354,882)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,207,844	$(189,663)

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
OPERATIONS
Net Investment Income	$1,037,781	$314,229
Net Realized Loss on Investments	(296,359)	(422,097)
Net Change in Unrealized
Appreciation of Investments	1,466,422	9,084,907
Net Increase in Net Assets
Resulting from Operations	2,207,844	8,977,039

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(684,621)	(155,755	)(a)
Total Distributions to Shareholders	(684,621)	(155,755)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	55,574,345	62,818,280
Payments for Shares Redeemed	(32,254,807)	—
Net Increase in Net Assets Derived from
Capital Share Transactions(b)	23,319,538	62,818,280
Net Increase in Net Assets	24,842,761	71,639,564

NET ASSETS
Beginning of Year	99,213,561	27,573,997
End of Year	$124,056,322	$99,213,561	(c)

(a)	These amounts are comprised of only net investment income.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	1,500,000	1,800,000
Redemptions	(925,000)	—
Net Increase	575,000	1,800,000

(c)	Includes accumulated net investment income of $215,115.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
OPERATIONS
Net Investment Income	$165,219	$104,407
Net Realized Loss on Investments
and Foreign Currencies	(653,938)	(178,788)
Net Change in Unrealized Appreciation
of Investments
and Foreign Currencies	299,056	487,893
Net Increase (Decrease) in Net Assets
Resulting from Operations	(189,663)	413,512

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(92,157)	(23,272	)(a)
Total Distributions to Shareholders	(92,157)	(23,272)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	2,544,445	5,886,063
Net Increase in Net Assets Derived from
Capital Share Transactions(b)	2,544,445	5,886,063
Net Increase in Net Assets	2,262,625	6,276,303

NET ASSETS
Beginning of Year	10,098,394	3,822,091
End of Year	$12,361,019	$10,098,394	(c)

(a)	These amounts are comprised of only net investment income.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	100,000	225,000
Net Increase	100,000	225,000

(c)	Includes accumulated net investment income of $57,516.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	July 31, 2019	July 31, 2018	July 31, 2017(a)
Net Asset Value,
Beginning of Year/Period	$36.41	$29.81	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.30	0.21	0.16
Net Realized and Unrealized
Gain on Investments	1.07	6.53	4.70
Total from Investment Operations	1.37	6.74	4.86

Less Distributions:
From Net Investment Income	(0.19)	(0.14)	(0.05)
Total Distributions	(0.19)	(0.14)	(0.05)
Net Asset Value, End of Year/Period	$37.59	$36.41	$29.81
Total Return	3.89%	22.62%	19.47	%(c)

Supplemental Data:
Net Assets at
End of Year/Period (000’s)	$124,056	$99,214	$27,574

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59%	0.59%	0.59	%(d)
Net Investment Income
to Average Net Assets	0.84%	0.60%	0.68	%(d)
Portfolio Turnover Rate(e)	49%	42%	63	%(c)

(a)	Commencement of operations on September 27, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

TrimTabs All Cap International Free-Cash-Flow ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	July 31, 2019	July 31, 2018	July 31, 2017(a)
Net Asset Value,
Beginning of Year/Period	$26.93	$25.48	$25.00

Income from Investment Operations:
Net Investment Income(b)	0.37	0.34	0.01
Net Realized and Unrealized
Gain (Loss) on Investments	(1.08)	1.18	0.47
Total from Investment Operations	(0.71)	1.52	0.48

Less Distributions:
From Net Investment Income	(0.20)	(0.07)	—
Total Distributions	(0.20)	(0.07)	—
Net Asset Value, End of Year/Period	$26.02	$26.93	$25.48
Total Return	-2.47%	5.97%	1.92	%(c)

Supplemental Data:
Net Assets at
End of Year/Period (000’s)	$12,361	$10,098	$3,822

Ratios to Average Net Assets:
Expenses to Average Net Assets	0.59%	0.59%	0.59	%(d)
Net Investment Income
to Average Net Assets	1.48%	1.28%	0.35	%(d)
Portfolio Turnover Rate(e)	43%	83%	0	%(c)

(a)	Commencement of operations on June 27, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excludes impact of in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019

1.  ORGANIZATION

The TrimTabs All Cap U.S. Free-Cash-Flow ETF (formerly known as the TrimTabs Float Shrink ETF) and TrimTabs All Cap International Free-Cash-Flow ETF (each, a “Fund” and collectively, the “Funds”) are each a series of the TrimTabs ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 2, 2014. Each Fund is classified as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TrimTabs All Cap U.S. Free-Cash-Flow ETF commenced operations on September 27, 2016 and that is the date the initial creation units were established. The Fund seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Russell Index”), with less volatility than the Russell Index. TrimTabs All Cap International Free-Cash-Flow ETF commenced operations on June 27, 2017 and that is the date the initial creation units were established. The Fund seeks to generate long-term returns in excess of the total return of the S&P Developed ex-U.S. BMI Index, with similar volatility to the S&P Developed ex-U.S. BMI Index.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. TrimTabs All Cap U.S. Free-Cash-Flow ETF charges $500 for the standard fixed creation fee and TrimTabs All Cap International Free-Cash-Flow ETF charges $1,500 for the standard fixed creation fee, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

Transactions section of the Statement of Changes in Net Assets. There were no variable fees charged in either Fund during the fiscal year. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Investment Income: Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

Dividend Distributions:  Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Federal Income Taxes: The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended July 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended July 31, 2019, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since each Fund’s commencement of operations.

Currency Translation: Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.  The effects of

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Funds’ Statement of Operations.  The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation: The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the Cboe is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnifications: The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.  The Trust and Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  However, based on industry experience, the Funds expect that risk of loss to be remote.

Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended July 31, 2019, the following table shows the reclassifications made:

	Distributable	Paid-In
	Earnings	Capital
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$5,734,632	$5,734,632
TrimTabs All Cap International Free-Cash-Flow ETF	$—	$—

During the fiscal year ended July 31, 2019, the Funds realized the following net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash.  Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

Gains from In-Kind Redemptions
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$5,734,632
TrimTabs All Cap International Free-Cash-Flow ETF	$—

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

Subsequent Events: The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures were required to the financial statements.

3.  SECURITIES VALUATION

Investment Valuation:  Each Fund calculates its net asset value (“NAV”) each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”).

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national securities exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below.

Market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Funds’ Board of Trustees (the “Board”). If a market quotation is not readily available or is deemed not to reflect market value, the Funds will determine the price of the security held by the Funds based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. In addition, the Funds may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Funds’ NAV’s are calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when shares of the Funds are traded. Significant events affecting a foreign security may include, but are not limited to: corporate actions, earnings announcements, litigation or other events impacting a single issuer; governmental action that affects securities in one sector or country; natural disasters or armed conflicts affecting a country or region; or significant domestic or foreign market fluctuations.

Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Fair Valuation Measurement:

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2019:

TrimTabs All Cap U.S. Free-Cash-Flow ETF

Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$121,886,448	$—	$—	$121,886,448
Short-Term Investments	2,225,819	—	—	2,225,819
Total Investments
in Securities	$124,112,267	$—	$—	$124,112,267

TrimTabs All Cap International Free-Cash-Flow ETF

Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$11,955,437	$—	$—	$11,955,437
Exchange Traded Funds	361,208	—	—	361,208
Short-Term Investments	21,390	—	—	21,390
Total Investments
in Securities	$12,338,035	$—	$—	$12,338,035

^ See Schedule of Investments for sector breakouts.

The Funds did not invest in any Level 3 securities during the period.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

4.  OTHER RELATED PARTY TRANSACTIONS

TrimTabs Asset Management, LLC. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, including payment of Trustee compensation, in exchange for a single unitary management fee. For services provided to the Funds, each Fund pays the Adviser 0.59% at an annual rate based on each Fund’s average daily net assets. Certain officers and a Trustee of the Trust are affiliated with the Adviser and are not paid any fees by the Funds for serving in such capacities.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

5.  SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (“USB”), an affiliate of Fund Services. Under these agreements, Fund Services and USB provide certain transfer agency, administrative, accounting and custody services and are paid by the Adviser under the unitary fee arrangement noted above.

6.  INVESTMENT TRANSACTIONS

For the fiscal year ended July 31, 2019, the aggregate purchases and sales of securities by each Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$59,390,214	$60,784,101
TrimTabs All Cap International Free-Cash-Flow ETF	$4,836,729	$4,741,150

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

For the fiscal year ended July 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$54,920,285	$31,778,811
TrimTabs All Cap International Free-Cash-Flow ETF	$2,510,679	$—

For the fiscal year ended July 31, 2019, there were no long-term purchases or sales of U.S. Government Securities for the Funds.

7.  INCOME TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes as of July 31, 2019 were as follows:

		TrimTabs
	TrimTabs	All Cap
	All Cap U.S.	International
	Free-Cash-Flow ETF	Free-Cash-Flow ETF
Tax cost of investments	$111,778,625	$11,537,571
Gross tax unrealized appreciation	16,054,699	1,511,514
Gross tax unrealized depreciation	(3,721,057)	(711,906)
Net tax unrealized appreciation	12,333,642	799,608
Undistributed ordinary income	568,275	188,482
Undistributed long-term capital gains	—	—
Total accumulated gain (loss)	568,275	188,482
Other accumulated gain (loss)	(6,679,440)	(796,797)
Distributable earnings	$6,222,477	$191,293

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales.  Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At July 31, 2019, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$6,679,440	$—	Indefinite
TrimTabs All Cap International
Free-Cash-Flow ETF	$565,604	$231,193	Indefinite

The tax character of distributions paid by the Funds during the fiscal year ended July 31, 2019 was as follows:

	Ordinary Income
	July 31, 2019	July 31, 2018
TrimTabs All Cap U.S. Free-Cash-Flow ETF	$684,621	$155,755
TrimTabs All Cap International Free Cash-Flow ETF	$92,157	$23,272

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

8.  CERTAIN RISKS

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies.

Japan Risk.  The Japanese economy may be subject to considerable degrees of economic, political and social instability. Since 2000, Japan’s economic growth rate has remained relatively low. In addition, Japan is subject to the risk of natural disasters, such as earthquakes and tsunamis.

Depositary Receipts Risk.  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, shares may trade at a discount to net asset value (or “NAV”) and possibly face delisting.

Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices

TrimTabs ETF Trust
NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

at which such investments are marked for purposes of the Fund’s Intraday Indicative Value (“IIV”). As a result, shares may appear to trade at a significant discount or premium to NAV.

Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing shares or receive less than NAV when selling shares.  The market prices of shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted.

Europe Risk. Decreasing imports or exports, changes in governmental or European Union (the “EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about withdrawal of member countries from the EU and economic downturns and rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Foreign Investment Risk.  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

TrimTabs ETF Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Continued)

Geographic Region Risk.  A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments.

Investment Risk.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk.  The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk.  The Fund is actively managed using proprietary investment strategies and processes.  There can be no guarantee that the Fund will achieve its investment objective.  This could result in the Fund underperforming comparable investment vehicles.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Sector Focus Risk. To the extent that the Fund’s investments are focused on a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Focusing on a particular sector, industry or group of industries could increase the Fund’s volatility over the short term.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

TrimTabs ETF Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of TrimTabs ETF Trust
and the Shareholders of TrimTabs All Cap U.S. Free-Cash-Flow ETF
and TrimTabs All Cap International Free-Cash-Flow ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of TrimTabs All Cap U.S. Free-Cash-Flow ETF and TrimTabs All Cap International Free-Cash-Flow ETF, each a series of shares of beneficial interest in TrimTabs ETF Trust (the “Funds”), including the schedules of investments, as of July 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
TrimTabs All Cap U.S.	For the period from September 27, 2016 (commencement of operations)
Free-Cash-Flow ETF	to July 31, 2017 and for each of the years in the two-year period ended July 31, 2019
TrimTabs All Cap International	For the period from June 27, 2017 (commencement of operations) to July 31,
Free-Cash-Flow ETF	2017 and for each of the years in the two-year period ended July 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the TrimTabs ETF Trust since 2016.

Philadelphia, Pennsylvania
September 25, 2019

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited)

1.  FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.trimtabsfunds.com.

2.  FEDERAL TAX INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended July 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TrimTabs All Cap U.S. Free-Cash-Flow ETF	100.00%
TrimTabs All Cap International Free-Cash-Flow ETF	99.02%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2019, was as follows:

TrimTabs All Cap U.S. Free-Cash-Flow ETF	100.00%
TrimTabs All Cap International Free-Cash-Flow ETF	0.11%

SHORT-TERM CAPITAL GAIN
The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

TrimTabs All Cap U.S. Free-Cash-Flow ETF	0.00%
TrimTabs All Cap International Free-Cash-Flow ETF	0.00%

3.  DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q (or any successor form).  The Funds’ Form N-Q (or any successor form) is available without charge, upon request, by calling toll free at 1-800-617-0004.  Furthermore, you may obtain the Form N-Q (or any successor form) on the SEC’s website at www.sec.gov.  Each Fund’s portfolio holdings are posted daily on their website at www.trimtabsfunds.com.

4.  PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies related to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge upon request by calling toll free at 1-800-617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.trimtabsfunds.com.  Information on how the Funds voted proxies related to portfolio securities during the period ended June 30 is available without charge, upon request, by calling 1-800-617-0004 or by accessing the website of the SEC.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited) (Continued)

5.  INVESTMENT ADVISORY AGREEMENT APPROVAL

On March 28, 2019, at an in-person meeting at which all of the Trustees who were not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), of TrimTabs ETF Trust (the “Trust”) were present, the Board of Trustees of the Trust (the “Board”) reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between TrimTabs Asset Management, LLC (“TTAM”) and the Trust, on behalf of each of TrimTabs All Cap U.S. Free-Cash-Flow ETF (“TTAC”) and TrimTabs All Cap International Free-Cash-Flow ETF (“TTAI” and, together with TTAC, the “Funds” and, each, a “Fund”).

In evaluating the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials furnished by TTAM. The Board considered the following factors, among others, in connection with its renewal of the Advisory Agreement: (1) the nature, extent, and quality of the services provided by TTAM; (2) the investment performance of each Fund; (3) a comparison of fees and expenses of each Fund to a group of comparable peer funds (the “Peer Group”); (4) profitability of the Funds to TTAM; (5) the extent to which economies of scale might be realized as each Fund grows; and (6) any ancillary benefits derived by TTAM from its relationship with the Funds.  The Board also considered the materials that they had received at past meetings, including at routine quarterly meetings, relating to the nature, extent and quality of TTAM’s services, including information concerning each Fund’s advisory fee, total expense ratio and performance.

In addition, prior to approving the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Independent Trustees without representatives of TTAM.  The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the Advisory Agreement for each Fund.  The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of TTAM who perform services for the Funds, the compliance function of TTAM, and the financial condition of TTAM.  Further, the Board evaluated the integrity of TTAM’s personnel, the experience of the portfolio management team and the management of each Fund’s investments in accordance with its stated investment objective and policies. The Board also considered the demonstrated ability of the portfolio managers to continue to manage each Fund’s investments in accordance with the Fund’s stated investment objective.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the nature, extent and quality of the services supported renewal of the Advisory Agreement.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited) (Continued)

Performance

With respect to the performance of each Fund, the Board considered each Fund’s performance since inception, including for the three-month, one-year and, for TTAC, two-year periods.  In this regard, among other things, the Board considered each Fund’s total return compared to the total return of its benchmark index and Peer Group.  The Board observed that TTAC had outperformed its Peer Group median and average total returns for each period since inception, and its benchmark for each of the two-year and since-inception periods.  The Board also observed that TTAI had underperformed its benchmark and Peer Group median and average total returns for each period since inception, but did not have the lowest total returns of its Peer Group for any period since inception.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that each Fund’s investment performance supported renewal of the Advisory Agreement.

Comparative Fees and Expenses

The Board considered the fee structure of the Advisory Agreement with respect to each Fund.  The Board also reviewed information compiled by TTAM comparing each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of each Fund’s respective Peer Group.  The Board noted that TTAC’s advisory fee and expense ratio were both lower than the median and average of its Peer Group. The Board also noted that TTAI’s advisory fee and expense ratio were both higher than the median and average, but below the maximum, advisory fees and expense ratios of its Peer Group.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that each Fund’s fees and expenses supported renewal of the Advisory Agreement.

Costs and Profitability

The Board also reviewed the overall profitability to TTAM of the Funds.  In this regard, the Board noted that, under the unitary fee structure, TTAM, and not the Funds, is responsible for covering all of the Funds’ expenses, except for the fee payment under the Advisory Agreement, payments under each Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), in exchange for payment of the advisory fee.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the profitability to TTAM supported renewal of the Advisory Agreement.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited) (Continued)

Economies of Scale

The Board further considered whether economies of scale would be realized by a Fund as its assets continue to increase, including the extent to which this is reflected in the level of fees charged.  The Board noted that the advisory fee schedule for each Fund does not currently include breakpoints.  Based on their review, the current asset levels of the Funds, and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the possibility of realizing future economies of scale was not a material factor in connection with the renewal of the Advisory Agreement.

Ancillary Benefits

The Board then considered the extent to which TTAM might derive ancillary (or fall-out) benefits as a result of its relationship with the Funds.  For example, the Board noted that TTAM may engage in soft dollar transactions in the future, although it does not currently plan to do so. The Board also noted that TTAM may obtain a reputational benefit from the continued success of TTAC.  Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that ancillary benefits were not a material factor in connection with the renewal of the Advisory Agreement.

Conclusion

Based on their review of the facts and circumstances related to the Advisory Agreement, the Trustees concluded that each Fund and its shareholders could benefit from TTAM’s continued management.  Thus, the Board determined that the renewal of the Advisory Agreement with respect to each Fund was appropriate and in the best interest of each Fund and its shareholders.  In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors.  Based on their review, including consideration of each of the factors referenced above, the Trustees determined, in the exercise of their reasonable business judgment, that the advisory arrangement for each Fund, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuance of the Advisory Agreement on behalf of each Fund.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited) (Continued)

6.  TRUSTEES AND OFFICERS

Additional information about each Trustee of the Trust is set forth below.  The address of each Trustee of the Trust is c/o TrimTabs Asset Management, LLC 1345 Avenue of the Americas, 2nd Floor, New York, NY, 10105.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-617-0004.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position(s)	Length	Occupation(s)	Complex	Held by Trustee
Name, Year	Held with	of Time	During Past	Overseen	During Past
of Birth	the Trust	Served	Five Years	by Trustee	Five Years

Independent Trustees

Stephen J. Posner	Trustee	Since	Retired since 2014;	2	Director, TrimTabs
YOB: 1944		2014	Financial Advisor,		Investment Research
			Wunderlich		(2016-2017).**
Securities, Inc.
(2005-2014).

David A. Kelly	Trustee	Since	Founder and	2	Member, Audit
YOB: 1938		2015	President, Three		Committee,
			Lakes Advisors, Inc.		Greenwich Historical
			(1996-present).		Society (2011-2013).

Interested Trustee*

Charles Biderman	Trustee;	Trustee	Consultant,	2	None.
YOB: 1946	formerly	since	Informa TrimTabs
	President	2014;	(2017-2017);
		President	Founder, TrimTabs
		from	Asset Management,
		2014 to	LLC (1990-present);
		2017	Founder and Chief
Executive Officer,
TrimTabs Investment
Research (1990-
2017); President,
TrimTabs Index
Services, LLC
(2014-2016).

*	Mr. Biderman is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because of his employment with and ownership interest in TrimTabs.
**	TrimTabs Investment Research does not control and is not controlled by or under common control with the Adviser.

TrimTabs ETF Trust

ADDITIONAL INFORMATION
July 31, 2019 (Unaudited) (Continued)

Name,	Position(s)	Term of Office and	Principal Occupation
Year of Birth	Held with Trust	Length of Time Served	During Past Five Years

Officers

Theodore M. Theodore	President and	President and Principal	Vice Chairman and Chief
YOB: 1940	Principal Executive	Executive Officer since	Investment Officer,
	Officer; formerly	2017; Vice President	TrimTabs Asset
	Vice President	from 2015-2017	Management, LLC
(2015-present); Senior
Managing Director,
Quantitative Analysis
Services (2014-2015);
Managing Partner, Horizons
Advisory (2012-2014).

Jeffrey Lazar	Chief Compliance	Since 2016	Chief Operating Officer and
YOB: 1959	Officer, Anti-Money		Chief Compliance Officer,
	Laundering Officer		TrimTabs Asset
	and Principal		Management, LLC
	Financial Officer		(2016-present); Chief
Operating Officer, Dasoma
Capital Management, LLC
(2014-2016); Chief
Financial Officer, Everkey
Global Partners (2008-2014).

Janet Johnson	Vice President	Since 2018	Portfolio Manager, TrimTabs
YOB: 1963			Asset Management, LLC
(2017-present); ETF
Advisor (2012-2015).

Derin Cohen	Vice President	Since 2018	Vice President, Marketing
YOB: 1991			and Operations, TrimTabs
Asset Management, LLC
(2017-present); Lead
Generation Associate,
SinglePlatform
(2017-2017); Internal
Control Associate, Maxim
Group LLC (2013-2017).

 (This Page Intentionally Left Blank.)

Investment Adviser
TrimTabs Asset Management, LLC
1345 Avenue of the Americas, 2nd Floor
New York, NY 10105

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Fund Accountant & Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of TrimTabs ETF Trust has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were BBD, LLP. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TrimTabs All Cap U.S. Free-Cash-Flow ETF

	FYE 07/31/19	FYE 07/31/18
Audit Fees	$12,500	$12,500
Audit-Related Fees
Tax Fees	$3,000	$3,000
All Other Fees

TrimTabs All Cap International. Free-Cash-Flow ETF

	FYE 07/31/19	FYE 07/31/18
Audit Fees	$14,500	$14,500
Audit-Related Fees
Tax Fees	$3,000	$3,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

TrimTabs All Cap U.S. Free-Cash-Flow ETF

	FYE 07/31/2019	FYE 07/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

TrimTabs All Cap International. Free-Cash-Flow ETF

	FYE 07/31/2019	FYE 07/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
TrimTabs All Cap U.S. Free-Cash-Flow ETF

Non-Audit Related Fees	FYE 07/31/2019	FYE 07/31/2018
Registrant	-	-
Registrant’s Investment Adviser	-	-

TrimTabs All Cap International Free-Cash-Flow ETF

Non-Audit Related Fees	FYE 07/31/2019	FYE 07/31/2018
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: David Kelly and Stephen Posner.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of TrimTabs ETF Trust.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer]and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trim Tabs ETF Trust

By (Signature and Title)*                    /s/ Theodore M. Theodore
              Theodore M. Theodore, President (Principal Executive Officer)

Date  9/27/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Theodore M. Theodore
               Theodore M. Theodore, President (Principal Executive Officer)

Date  9/27/19

By (Signature and Title)*                    /s/ Jeff Lazar
Jeff Lazar, Treasurer (Principal Financial Officer)

Date  9/27/19

* Print the name and title of each signing officer under his or her signature.